UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 25, 2005
Date of Report (Date of earliest event reported)

Commission File	Exact Name of Registrant as Specified in Its Charter; State of Incorporation;	IRS Employer
Number	Address of Principal Executive Offices; and Telephone Number	Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street – 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Additional Disclosures Requested by the NYSE Regarding the Exelon Lead Director’s Role in Presiding Over Executive Sessions of the Exelon Board of Directors
The Commentary to Section 303A.03 of the New York Stock Exchange (NYSE) Listed Company Manual requires each listed company to disclose in its proxy statement the name of the director chosen to preside at executive sessions of non-management directors or the procedure by which a presiding director is selected for each executive session. The Exelon Corporation (Exelon) corporate governance principles state that the chair of the Exelon corporate governance committee serves in the role of lead director and presides and leads the discussion when the non-management directors meet in executive session. Exelon disclosed in its proxy statement that the chair of the Exelon corporate governance committee serves as the lead director of the Exelon board of directors. The Exelon proxy statement also included references to the Exelon corporate governance principles and a statement of the availability of the Exelon corporate governance principles at www.exeloncorp.com.
On October 18, 2005, the NYSE notified Exelon, on an informal basis, that, although the Exelon proxy statement referred to the Exelon corporate governance principles and disclosed that the chair of the Exelon corporate governance committee was the lead director, the Exelon proxy statement did not specifically disclose that the Exelon lead director presides at executive sessions of non-management directors as provided in the Commentary to Section 303A.03 of the NYSE Listed Company Manual. In response, Exelon asked the NYSE to reconsider its position because Exelon believed its disclosures were sufficient to inform investors that the Exelon lead director presides at executive sessions of non-management directors. On October 25, 2005, the NYSE advised Exelon that the NYSE did not view the disclosures made by Exelon in its proxy statement as providing the required specific disclosure that the Exelon lead director presides at executive sessions of non-management directors. The NYSE advised Exelon that it could make this disclosure by filing a Form 8-K. Although Exelon believes that its disclosures were sufficient and that any failure to make specific disclosure that the Exelon lead director presides at executive sessions of non-management directors was not material, Exelon is supplementing its disclosures by filing this report on Form 8-K.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
/s/ J. Barry Mitchell
J. Barry Mitchell
Senior Vice President, Chief Financial Officer and Treasurer

October 28, 2005